MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

      Supplement dated January 29, 2002 to Prospectus dated April 6, 2001

     The Board of Directors of Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization providing that Merrill Lynch Low Duration Fund ("Low Duration Fund"), a series of Merrill Lynch Investment Managers Funds, Inc., will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of Low Duration Fund. After the completion of this transaction, the Fund will be dissolved and will terminate its registration as an investment company under the Investment Company Act of 1940, as amended.

     The investment objectives of the Fund and Low Duration Fund are similar. Low Duration Fund seeks to maximize total return, consistent with capital preservation. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

     If the Reorganization takes place, Fund stockholders will be entitled to receive the same class of shares of Low Duration Fund (i.e., Class A, Class B, Class C or Class D) as such stockholder held in the Fund immediately prior to the Reorganization. The distribution fees for Class B and Class C shares of Low Duration Fund are higher than the corresponding fees for the Fund's shares. However, the lower total operating expenses of Low Duration Fund after the Reorganization are expected to offset such higher fees.

     A special meeting of the stockholders of the Fund to consider the Reorganization has been called for April 25, 2002. The record date for determining the stockholders of the Fund entitled to receive notice of and to vote at such meeting is February 28, 2002. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2002.

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     The section captioned "Risk/Return Bar Chart" appearing on page 5 is amended by the addition of the following:

     During the period 1998 to 2001, the Fund benefited from certain foreign exchange transactions that positively affected the Fund's performance. It is not anticipated that foreign exchange transactions will positively impact the Fund's performance to this extent in the future.



Code #11099-04-01